UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  SEPTEMBER 24, 2004



                             NETCO INVESTMENTS INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


            Washington               333-47514            91-2031335
   ---------------------------       ----------          ------------
  (State or other jurisdiction      (Commission         (IRS Employer
of incorporation or organization)   File Number)     Identification No.)


               Suite 212, 1166 Alberni Street            V6E 3Z3
          ----------------------------------------      ----------
            Vancouver, British Columbia, Canada
          (Address of principal executive offices)      (Zip Code)


              Registrant's telephone number           (604) 681-1064
                  (including area code)



   ---------------------------------------             ----------
         (Former name or former address                (Zip Code)
          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          No events to report.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

          No events to report.

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

          No events to report.


SECTION 2 FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

          No events to report.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

          No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

          On September 24th 2004, the Registrant signed a Promissory Note confirming a financial obligation in the amount of FIVE THOUSAND U.S. DOLLARS (US$5,000.00). The loan shall be due and payable within 3 months, from date of execution, and shall earn simple interest at a rate of 10% per annum. In addition, the Registrant is responsible for a loan fee of 10% of the principal amount. Payment of the capital, accrued interest and loan fee shall be repayable by the Registrant at the end of the term.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

          No events to report.

ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

          No events to report.

ITEM 2.06 MATERIAL IMPAIRMENTS.

          No events to report.


SECTION 3 SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

          No events to report.


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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

          No events to report.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

          No events to report.


SECTION 4 MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

          No events to report.


SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

          No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          No events to report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

          No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLAN.

          No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

          No events to report.


SECTION 6 [RESERVED]


SECTION 7 REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

          No events to report.

SECTION 8 OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

          No events to report.


SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          No events or exhibits to report.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETCO INVESTMENTS INC.


/s/  Michael Jackson
-----------------------------
Michael Jackson, President


September 27, 2004
-----------------------------
Date


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